SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 5, 2004

Date of Report (Date of earliest event reported)

THE IT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09037	33-0001212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2790 Mosside Boulevard, Monroeville, Pennsylvania	10019

(Address of principal executive offices)	(Zip Code)

(412) 372-7701

Registrant's telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 3. Bankruptcy or Receivership

As previously reported to the Securities and Exchange Commission (the “Commission”), on January 16, 2002, The IT Group, Inc. (the “Company”) and its affiliated debtors (the “Subsidiaries”, and together with the Company, the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330 (the “Bankruptcy Code”). The filings were made in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On February 9, 2004, the Debtors filed with the Bankruptcy Court the First Amended Disclosure Statement Pursuant To Section 1125 Of The Bankruptcy Code With Respect To The First Amended Joint Chapter 11 Plan For The IT Group, Inc. And Its Affiliated Debtors Proposed By The Debtors And The Official Committee Of Unsecured Creditors (as subsequently amended or modified, the “Amended Disclosure Statement”), which describes the First Amended Joint Chapter 11 Plan For The IT Group, Inc. and Its Affiliated Debtors Proposed by the Debtors and the Official Committee Of Unsecured Creditors (the “Plan”), which sets forth how claims against and interests in the Debtors will be treated.

On February 11, 2004, the Bankruptcy Court entered an order (the “Order”), among other things, approving the Amended Disclosure Statement as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and authorizing the solicitation of votes from creditors in favor of the Plan, which began on February 16, 2004. A copy of the Order was previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the SEC on Form SE, dated as of February 9, 2004, and is incorporated herein by reference as Exhibit 99.1 hereto. A copy of the Amended Disclosure Statement was previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the SEC on Form SE, dated as of February 9, 2004, and is incorporated herein by reference as Exhibit 99.2 hereto. The Amended Disclosure Statement provided holders of claims or interests with information to make an informed judgment about the Final Plan (as defined below). The Amended Disclosure Statement sets forth, among other things, the terms of the Final Plan, proposed distributions that would be made to the Debtors’ stakeholders under the Final Plan, certain effects of confirmation of the Final Plan, and various risk factors associated with the Final Plan and confirmation thereof. It also contains information regarding, among other matters, significant events that occurred during the Debtors’ bankruptcy proceedings, as well as the confirmation process and the voting procedures for holders of claims and/or interests. On April 5, 2004, the Court entered an Order (the “Confirmation Order”) Confirming the First Amended Joint Chapter 11 Plan for The IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and the Official Committee of Unsecured Creditors (as modified to the extent set forth in the Confirmation Order, the “Final Plan”) confirming the Final Plan.

A copy of the Final Plan was previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the SEC on Form SE, dated as of February 9, 2004, and is incorporated herein by reference as Exhibit 99.3 hereto. A copy of the Confirmation Order is filed on Form SE dated as of April 5, 2004, as Exhibit 99.4, and is incorporated by reference herein. In addition, a copy of each of the Order, the Amended Disclosure Statement, the Final Plan and the Confirmation Order may be viewed at the Bankruptcy Court’s web site at www.deb.uscourts.gov.

The following description of certain material terms of the Final Plan is subject to, and qualified in its entirety by, reference to the detailed provisions of the Final Plan and the Confirmation Order. As promptly as practicable after the Effective Date of the Final Plan and/or on any applicable Distribution Date thereafter, the Litigation Trust Trustee will make distributions in respect of certain classes of claims as provided in the Final Plan. The Final Plan also provides for payment of certain expenses related to the Debtors’ operation during the pendency of the Debtors’ bankruptcy proceedings. Capitalized terms used herein and not defined have the respective meanings ascribed to such terms in the Final Plan.

Under the Final Plan, on and subject to the occurrence of the Effective Date:

o	All Assets and liabilities of the Debtors shall be substantively consolidated. On the Effective Date (i) all intercompany claims by and among the Debtors shall be eliminated; (ii) all Assets and liabilities of the Debtors other than the Company shall be merged or treated as though merged into and with the Assets and liabilities of the Company; (iii) all guarantees of the Debtors of the obligations of any other Debtor and any joint or several liability of any of the Debtors shall be deemed to be one obligation of the consolidated Debtors; (iv) all Equity Interests owned by any of the Debtors in any other Debtor shall be treated as though they were eliminated and therefore all common stock of the Company will be eliminated and the Company will have no equity holders; and (v) each and every Claim filed or to be filed in the Chapter 11 Cases against any of the Debtors shall be deemed filed against the consolidated Debtors, and shall be deemed one Claim against and obligation of the consolidated Debtors.

o	The Litigation Trust will be created and the Assets (other than the IT Environmental Liquidating Trust Assets) shall vest in the Litigation Trust on the Effective Date free and clear of all Claims, Equity Interests, liens, security interests, encumbrances and other interests.

o	All Equity Interests in IT Group shall be canceled, annulled and extinguished and therefore all common stock of the Company will be eliminated and the Company will have no equity holders. Immediately following the Effective Date, the Company will file a Form 15 for the purpose of terminating its registration with the Commission.

o	The IT Environmental Liquidating Trust will be created for the purpose of providing for the closure and post-closure management of the Landfills and liquidating and distributing the proceeds from the IT Environmental Liquidating Trust Assets.

As of November 1, 2001, the most recent date on which the Company reported information regarding its capitalization to the Commission, the Company had 21,971,829 shares of common stock issued and outstanding. A statement of the assets and liabilities of the Debtors can be found in the Amended Disclosure Statement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Number	Description

99.1	Order of the United States Bankruptcy Court for the District of Delaware, dated February 11, 2004 (I) Approving Form of Ballot and Proposed Solicitation and Tabulation Procedures; (II) Fixing Date, Time and Place for Voting on the Joint Chapter 11 Plan for the IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and The Official Committee of Unsecured Creditors; (III) Approving the Form and Manner of Notice Thereof; (IV) Fixing the Last Date for Filing Objections to the Plan; and (V) Scheduling a Hearing to Consider Confirmation of the Plan. (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Commission on Form SE, dated as of February 9, 2004).

99.2	First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code With Respect To The First Amended Joint Chapter 11 Plan For The IT Group, Inc. And Its Affiliated Debtors Proposed By the Debtors And The Official Committee Of Unsecured Creditors (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on Form SE, dated as of February 9, 2004).

99.3	First Amended Joint Chapter 11 Plan for The IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and the Official Committee of Unsecured Creditors (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on Form SE, dated as of February 9, 2004).

99.4	Order Confirming the First Amended Joint Chapter 11 Plan for the IT Group, Inc. and its Affiliated Debtors Proposed By The Debtors and Official Committee of Unsecured Creditors, as filed with the United States Bankruptcy Court for the District of Delaware on April 5, 2004. Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of April 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE IT GROUP, INC.

By:	/s/ Harry J. Soose, Jr.

Name:	Harry J. Soose, Jr.
Title:	Chief Operating Officer

Date:	April 16, 2004

INDEX TO EXHIBITS

Number	Description

99.1	Order of the United States Bankruptcy Court for the District of Delaware, dated February 11, 2004 (I) Approving Form of Ballot and Proposed Solicitation and Tabulation Procedures; (II) Fixing Date, Time and Place for Voting on the Joint Chapter 11 Plan for the IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and The Official Committee of Unsecured Creditors; (III) Approving the Form and Manner of Notice Thereof; (IV) Fixing the Last Date for Filing Objections to the Plan; and (V) Scheduling a Hearing to Consider Confirmation of the Plan. (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Commission on Form SE, dated as of February 9, 2004).

99.2	First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code With Respect To The First Amended Joint Chapter 11 Plan For The IT Group, Inc. And Its Affiliated Debtors Proposed By the Debtors And The Official Committee Of Unsecured Creditors (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on Form SE, dated as of February 9, 2004).

99.3	First Amended Joint Chapter 11 Plan for The IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and the Official Committee of Unsecured Creditors (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on Form SE, dated as of February 9, 2004).

99.4	Order Confirming the First Amended Joint Chapter 11 Plan for the IT Group, Inc. and its Affiliated Debtors Proposed By The Debtors and Official Committee of Unsecured Creditors, as filed with the United States Bankruptcy Court for the District of Delaware on April 5, 2004. Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of April 6, 2004.